Date: January 31, 2006

LEASE

INDUSTRIAL PREMISES

dated March 22nd, 2006

between

2631-1746 QUÉBEC INC., acting on behalf of ALEXIS NIHON REAL ESTATE INVESTMENT TRUST

(the "Landlord")

and

ICP GLOBAL TECHNOLOGIES INC.

(the "Tenant")

for

premises situated at 7075 Place Robert-Joncas, Suite 131,

in the City of Montréal (Borough of St-Laurent), Province of Québec

TABLE OF CONTENTS

LEASE FOR INDUSTRIAL PREMISES

between

2631-1746 QUÉBEC INC., acting on behalf of
ALEXIS NIHON REAL ESTATE INVESTMENT TRUST

and

ICP GLOBAL TECHNOLOGIES INC.

Schedule of Principal Lease Terms

A. **Area of the Building:** 218,472 square feet.

B. **Area of the Premises:** 3,878 square feet (subject to Section 2.2) consisting of 1,804 square feet of office space and 2,074 of warehouse space, including Tenant's Share of the area of the Common Areas and Facilities.

C. **Principal Components of Rent:**

(1) **Basic Rent**: the Tenant shall pay Basic Rent in respect of each lease period referred to in the table below, in the amount per square foot per annum set out in the table opposite such period. This amount corresponds to annual and monthly payments during each such period in the amounts set out in the table based upon an Area of the Premises as set out in paragraph B of this Schedule and subject to adjustment to reflect any adjustment of the Area of the Premises under Section 2.2.

BASIC RENT based on an estimated area of the Premises of 3,878 square feet			
Lease Period	**Basic Rent Per Square Foot Per Annum**	**Monthly Basic Rent**	**Annual Basic Rent**
From March 1st, 2006 to February 28, 2009	$7.25	$2,342.96	$28,115.50
From March 1st, 2009 to February 28, 2011	$7.75	$2,504.54	$30,054.50

(2) **Estimate of Tenant's Operating Expense Payment for the year 2005**: $1.61 per square foot of the Area of the Premises per annum, including the administration fee of 5% of the aggregate of the Basic Rent ***(which is established at $5.00 for the purpose of calculating the administration fee)***, Operating Expense and the Tax Payment;

(3) **Estimate of Tenant's Tax Payment for the year 2005:** $2.07 per square foot of the Area of the Premises per annum, ***including surtax on non-residential immoveables***;

D. **Building** means the building bearing civic address of 7075 Place Robert-Joncas, in the City of Montréal (Borough of St-Laurent), Province of Québec, that has been constructed on the Land, as improved or altered by the Landlord from time to time.

E. **Commencement Date** is: March 1st, 2006.

F. **Permitted Use** means solely for the purpose of office and warehouse for the specific business of distribution of solar panels and related accessories and for no other purpose.

G. **Premises** mean the premises known as Suite 131, located on the first floor of the Building. The Premises are outlined in red on Schedule "B" annexed hereto.

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H. **Security Deposit**: $17,181.01, including applicable taxes.

I. **Tenant's Share** means a fraction, the numerator of which is the Area of the Premises and the denominator of which is the Area of the Building. If the Premises are measured pursuant to Section 2.2, the Tenant's Share will change to reflect any change in the Area of the Premises arising from such measurement.

J. **Schedule of special lease provisions**: Schedule "C" to this Lease sets out certain special provisions applicable to the Lease of the Premises by the Tenant, namely:

a) Pre-Occupancy
b) Security Deposit
c) Landlord's Works and Allowance
d) Parking
e) Roof Access
f) Brokerage Commission

K. **Term** means the period of five (5) years, commencing on the Commencement Date and terminating on February 28, 2011.

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LANDLORD	TENANT
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LEASE

INDUSTRIAL PREMISES

Lease entered into in Montréal, Québec, this _______ day of _______________________, 2006 (the "Lease").

BETWEEN:

2631-1746 QUÉBEC INC., acting on behalf of ALEXIS NIHON REAL ESTATE INVESTMENT TRUST, a company duly incorporated under the *Quebec's Companies Act*, having its principal place of business at 3400 de Maisonneuve Boulevard West, Suite 1010, in the City of Montréal, Province of Québec, H3Z 3B8, herein acting and represented by Guy Charron, Executive Vice President and Chief Operating Officer and by Anne-Marie Dubois, Vice President, Leasing, duly authorized as they so declare;

(Landlord)

AND:

ICP GLOBAL TECHNOLOGIES INC., a company duly incorporated under the *Canada Business Corporations Act*, having its head office at 6995 Jeanne-Mance, in the City of Montréal, Province of Québec, H3N 1W5, herein acting and represented by Sass Peress, President and Secretary, duly authorized for the purposes hereof as declared in Schedule "A" attached hereof;

(Tenant)

In consideration of their respective covenants and undertakings as set out in this Lease, the Landlord leases the Premises to the Tenant and the Tenant leases the Premises from the Landlord for the Term. The relations between the Landlord and the Tenant in respect of the leasing of the Premises will be governed by the terms and conditions set out in this Lease.

ARTICLE 1

INTRODUCTORY PROVISIONS

Section 1.1 Statement of Intent

It is the intent of the Landlord and the Tenant to act in a commercially reasonable manner with regard to all matters relating to this Lease.

Section 1.2 Net Lease

It is intended that this Lease be absolutely net to the Landlord. The Landlord will be entitled to receive the full amount of the Rent in all circumstances except where the Tenant's obligations to pay the Rent abate pursuant to ARTICLE 6. The Tenant will make all payments required to be made by it under this Lease as and when due notwithstanding any claims which it may assert against the Landlord and all such payments will be made without deduction, abatement, set-off or compensation except in the circumstances of an abatement pursuant to ARTICLE 6. The Tenant shall be responsible for all costs or obligations with regard to the Premises and the Property except for those matters which are the responsibility of the Landlord pursuant to an express

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provision of this Lease. Without limiting the generality of the foregoing, in those instances in which a matter is stated to be the responsibility of the Tenant, such responsibility shall include the responsibility for all related costs and expenses.

Section 1.3 Defined Terms

Certain of the terms which are used in this Lease are defined in Schedule "E".

ARTICLE 2

THE PREMISES

Section 2.1 Preparation of the Premises

Save and except for the Landlord's Works described in Article 3 of Schedule "C" (Special Lease Provisions), the Tenant accepts the Premises on an "as is" basis and acknowledges that the Landlord has no obligation nor any undertakings regarding any modifications, changes or additions to the Premises or the installation of any kind of equipment.

Section 2.2 Areas of the Building and the Premises

The Area of the Premises stated on the Schedule of Principal Lease Terms is an estimate, but will be binding on the Landlord and the Tenant until such time as the Premises are measured in accordance with the provisions of this Section. The Landlord may have the Premises measured by an architect or a land surveyor within 90 days following the Commencement Date or at such later time as the Landlord, acting reasonably, may determine. The measurements will be from the outside finished surface of the exterior walls and from the centre line of the demising walls separating the Premises from other areas within the Building. The Landlord will deliver a copy of the certificate of area prepared by the architect or surveyor to the Tenant and the area as disclosed by the architect or surveyor's certificate will thereafter, but with effect retroactive to the Commencement Date, be the final Area of the Premises, binding on all parties. If any adjustments have to be made in respect of amounts paid or payable by the Tenant prior to delivery of any certificate referred to in this Section, they will be made by (i) payment by the Tenant of any amount it owes to the Landlord, within 30 days after the Tenant receives its copy of the certificate or (ii) crediting any amounts which the Landlord owes to the Tenant against the payments by the Tenant next coming due under this Lease.

Section 2.3 Permitted Use of the Premises

The Premises will be used only for the Permitted Use and, in particular, the Tenant will not engage in any Prohibited Activities at the Premises. The Tenant may request that the Permitted Use be changed in connection with a proposed Transfer, and the Landlord shall act reasonably in considering such request. If the Landlord agrees to any change in the Permitted Use, paragraph F of the Schedule of Principal Lease Terms will be deemed to have been changed, effective from the time of the Transfer, to permit the new Permitted Use. The Tenant will conduct its business in the Premises in a reputable and first class manner befitting the Building.

Section 2.4 Continuous operation in the Premises and special requirements

The Tenant will operate and conduct its business in and use the whole of the Premises continuously throughout the Term in an up-to-date, high class and reputable manner befitting the Building and will conduct its business in the Premises in good faith during the business hours of the Building. If, in the Landlord's sole opinion, acting reasonably, the operation of the Tenant's business in the Premises requires the posting of a security guard, the policing of common areas and additional cleaning of the Premises and common areas, as the case may be, any costs so incurred, plus an administration fee of 15%, and any damage or deterioration shall be the Tenant's responsibility and shall be payable upon receipt of the Landlord's invoices thereafter. The Tenant acknowledges that the conduct of its business in the Premises in an up-to-date, high class and reputable manner is of utmost importance to the Landlord in the renting of space in the Building and the renewal of other leases therein. The Tenant therefore covenants and agrees that it will

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throughout the Term and any extension thereof occupy the entire Premises and comply strictly with the provisions of this Section 2.4. The Tenant acknowledges that the Landlord is executing this Lease in reliance thereupon and that the same is a material element inducing the Landlord to execute this Lease.

Section 2.5 Acceptance of the Premises

The Tenant shall notify the Landlord within 30 days following the Commencement Date or, in the case of systems which are only used on a seasonal basis such as the air-conditioning or heating systems, within 30 days following the first use of such systems, of any defects in the Premises, or in the Initial Improvements or other work performed by the Landlord in connection with the preparation of the Premises for the Tenant's purposes. The Landlord shall have no liability in respect of any defects in the Premises, the Initial Improvements or such work, except to the extent of any defects mentioned by the Tenant in the notice delivered within this 30 day delay.

ARTICLE 3

RENT

Section 3.1 Rent

The Tenant will pay during the Term the aggregate of the amounts required to be paid by it under this Lease. Such amounts will together constitute the Rent.

Section 3.2 Basic Rent

The Tenant will pay the Basic Rent to the Landlord. The Basic Rent will be payable in equal consecutive monthly instalments during each year, in advance on the first day of each calendar month, except that the first instalment of Basic Rent will be due and payable on the Commencement Date.

Section 3.3 Additional Rent

3.3.1 The Tenant will pay the Tenant's Share of Operating Expenses and the Tenant's Share of Taxes for each Occupancy Period in the manner set out in Section 3.3.2 and Section 3.3.3. The Tenant will also pay all other Additional Rent.

3.3.2 The Landlord may estimate the Tenant's Share of Operating Expenses and the Tenant's Share of Taxes in respect of each Occupancy Period. The Tenant will pay the estimated amounts to the Landlord in equal consecutive monthly instalments during such Occupancy Period, in advance on the first day of each month. The Landlord may re-estimate the amount of the Operating Expenses or Taxes in respect of an Occupancy Period and adjust the amount payable by the Tenant under this Section based upon such re-estimate, with effect from the beginning of the month which follows delivery of a notice from the Landlord as to the amount of the new estimate. The Landlord may, at its option, exclude certain components of Operating Expenses and all or certain Taxes from the estimate which it delivers to the Tenant, and if it does so the Tenant will pay the Tenant's Share of such components of Operating Expenses and of such Taxes within 30 days of receipt of the Landlord's invoice in respect of such items.

3.3.3 The payments by the Tenant under Section 3.3.2 will be on account of the Tenant's Share of Operating Expenses and the Tenant's Share of Taxes for the Occupancy Period in question. Within 120 days after the end of each Occupancy Period, the Landlord will deliver to the Tenant statements showing in reasonable detail the actual amount of the Tenant's Share of Operating Expenses and the Tenant's Share of Taxes for such Occupancy Period and the manner in which these amounts were calculated. If the amount previously paid by the Tenant on account of the Tenant's Share of Operating Expenses and the Tenant's Share of Taxes for such Occupancy Period is greater or less than the actual amount payable by the Tenant for such Occupancy Period, appropriate adjustments will be made by the payment by the Tenant of any amounts owing by it within 30 days after the statement is delivered to it, or by crediting any amounts owing by the Landlord to the Tenant against the payments by the Tenant next coming due under this Lease.

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Any amounts owing by the Landlord in respect of the last Occupancy Period of the Term will be paid by the Landlord to the Tenant within 30 days after the statement is delivered to the Tenant unless any amounts are then owing by the Tenant to the Landlord. Each statement delivered by the Landlord under this Section shall be final and binding upon the Tenant.

Section 3.4 Administration Fee

The Tenant will pay to the Landlord, as an administration fee, 5% of the aggregate of the Basic Rent, Tenant's Share of Operating Expenses and Tenant's Share of Taxes for each Occupancy Period. ***It being understood that for the Term, the Basic Rent, only for the purpose of calculating the administration fee, is being fixed at $5.00.*** The Tenant will pay monthly instalments on account of such fee to the Landlord in advance, on the first day of each calendar month, based upon the Basic Rent and the amount payable by the Tenant at such time based upon the estimates made by the Landlord pursuant to Section 3.3.2. The actual amount of the fee will be adjusted based upon the statements delivered to the Tenant pursuant to Section 3.3.3, within the same delays as are provided in Section 3.3.3 in respect of Tenant's Share of Operating Expenses and the Tenant's Share of Taxes for each Occupancy Period.

Section 3.5 Utilities and HVAC Charges

The Tenant will promptly pay the cost of heating, ventilation and air-conditioning the Premises, and will pay the cost of all electricity and other utilities consumed at the Premises ***by way of a separate meters already installed by the Landlord.*** Consumption of natural gas (if applicable) and electricity at the Premises shall be measured by metering devices, which will be installed by the Landlord at the Premises at its expense. The Tenant shall be responsible for entering into such agreements regarding the supply of such utilities as shall be necessary for the Tenant's purposes. The cost of supplying water to the Building shall be included in Operating Expenses.

Section 3.6 Payment of Rent

The Tenant will pay the Rent on the due dates stated in this Lease without the necessity for any demand by the Landlord except where this Lease expressly requires that a demand be made. Payments will be due on the dates stated in this Lease or, if no such date is stated, 30 days after delivery of the Landlord's invoice in respect of the amount in question. The Basic Rent, Tenant's Share of Operating Expenses, Tenant's Share of Taxes and Tenant's Share of Tax on Capital will accrue from day to day and for any period of less than one calendar month will be prorated to the number of days during such month that this Lease is in force. Tenant's Share of Operating Expenses, Tenant's Shares of Taxes, and Tenant's Share of Tax on Capital for any period of less than one Occupancy Period will be prorated to the number of days during such Occupancy Period that this Lease is in force. If the Tenant at any time fails to pay any amount payable by it under this Lease when due, the Landlord may (without prejudice to its other rights arising from such failure) at any time and from time to time thereafter require that the Tenant deliver to it post-dated cheques for the monthly instalments of Basic Rent and the monthly instalments on account of Tenant's Share of Operating Expenses and Tenant's Share of Taxes (including all applicable taxes referred to in Section 3.10) covering the periods which the Landlord designates from time to time. Alternatively, the Landlord may require that such instalments be paid by way of an automated debit system whereby payments are automatically deducted from the Tenant's bank account and credited to the Landlord's bank account on the dates on which the instalments are due under this Lease, and the Tenant agrees to cooperate with the Landlord in order to implement such system.

Section 3.7 Interest on Overdue Payments

All amounts payable by the Tenant which are not paid when due will bear interest from the date on which such amounts are due until paid in full, before and after default and judgement, at an annual percentage rate of interest equal to the sum of the prime rate from time to time plus 4%. For purposes hereof, the expression "prime rate" means the annual percentage rate of interest determined from time to time by The Royal Bank of Canada (which is commonly referred to as its "prime rate") as its reference rate of interest for commercial loans denominated in Canadian dollars made by such Bank in Canada.

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Section 3.8 Water and Business Taxes

The Tenant will pay the water and Business Taxes to the taxing authority having jurisdiction when due; provided that if by law any part of the water and Business Taxes are payable by the Landlord, the Tenant will pay such part of the water and Business Taxes to the Landlord not later than 15 days prior to the date upon which the Landlord must remit the relevant water and Business Taxes to the taxing authority.

Section 3.9 Sales Taxes

The Tenant will pay to the Landlord all goods and services taxes, or other taxes of similar nature, imposed with respect to Rent or in respect of any other goods and services furnished or provided by the Landlord to the Tenant or in respect of the rental of space under this Lease, however such taxes are characterized. The amount of such taxes will be calculated by the Landlord in accordance with the applicable legislation and will be paid to the Landlord on the due date of the amounts in respect of which such taxes are payable.

ARTICLE 4

IMPROVEMENTS AND REPAIRS

Section 4.1 Improvements

4.1.1 The Tenant will not make any Improvements without the Landlord's prior written approval, which will not be unreasonably withheld or unduly delayed. All costs and expenses related to Improvements will be paid by the Tenant and all work in connection with the Improvements will be performed by competent contractors and subcontractors approved by Landlord prior to commencement of the work. The Tenant will submit to the Landlord such information regarding proposed Improvements (including, if the Landlord so requests, drawings and specifications prepared by qualified architects or engineers conforming to good engineering practice) and the persons who will make the Improvements on the Tenant's behalf as the Landlord may reasonably require. Only Persons designated by Landlord may perform any work related to the heating, ventilation or air-conditioning systems, or related to other mechanical, electrical or plumbing systems. After the Landlord's approval is obtained, the Tenant will not make any material changes to the proposed Improvements without again conforming to the requirements of this Section. In particular, any change to any drawings and specifications approved by the Landlord will require the Landlord's prior written approval in accordance with this Section. The Landlord may establish and amend from time to time reasonable rules and regulations regarding the manner in which Improvements are to be made, which will be binding upon the Tenant and all persons employed by it in connection with the making of the Improvements. The Landlord or such of Landlord's affiliates as it may designate from time to time shall have the right to tender a bid in respect of any Improvements for which tenders are being requested by the Tenant. Prior to commencing any Improvements, the Tenant will provide to the Landlord such indemnification against the registration of hypothecs or other encumbrances against the Property as the Landlord may reasonably require. The Tenant will pay to the Landlord a fee equal to 15% of the total cost of the Improvements (including all architectural, engineering and working drawings) in consideration for the services of the Landlord in reviewing the plans and specifications of the Tenant in respect of, and otherwise supervising the Tenant's work in respect of, the Improvements.

4.1.2 Notwithstanding Section 4.1.1, the Tenant shall not have the right to make any Improvements, and the Landlord need not act reasonably in considering any request by the Tenant in respect of any Improvements, which (i) may affect the structure or roof of the Building or the Building's sprinkler system, or (ii) may affect or alter the Building's exterior appearance.

4.1.3 All Improvements will become the property of the Landlord upon their installation in the Premises, without compensation to the Tenant.

Section 4.2 Removal of Improvements and Tenant Property; Inspection of HVAC System

4.2.1 The Tenant will not remove any Improvements during or at the expiry of the Term

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without the Landlord's written approval and will, prior to expiry of the Term or, if this Lease terminates other than at the expiry of the Term, on the date of termination, remove such Improvements as the Landlord designates together with any and all computer, voice, data or other types of communications cabling, electrical, venting or other installations located, incorporated or installed in any part of the Premises. If Landlord requires that any Improvements be removed and the Tenant does not remove them prior to the expiry or termination of the Term, the Landlord may remove them, including any and all computer, voice, data or other types of communications cabling, electrical, venting or other installations located, incorporated or installed in any part of the Premises not remove by the Tenant and any costs or expenses which it incurs in doing so shall be payable by the Tenant on demand, plus an administration fee of 15%. The removal of Improvements by the Tenant will be subject to Section 4.1.1.

4.2.2 The Tenant will remove all Tenant Property from the Premises at the expiry or other termination of the Term unless it is in default, in which case it will remove from the Premises only such Tenant Property as the Landlord designates. The Tenant will repair any damage to the Premises or the Building which may be caused by the installation or removal of Tenant Property, and, at the expiry or other termination of the Term, will leave the Premises (including, subject to Section 4.2.1, the Improvements and those areas from which Improvements are removed pursuant to Section 4.2.1) in good repair and in a neat and tidy condition. Any Tenant Property which is left on the Premises will, at the Landlord's option, become the property of the Landlord or be removed from the Premises by the Landlord and any costs or expenses which the Landlord incurs in doing so shall be payable by the Tenant on demand.

4.2.3 The Tenant will, at the expiry or other termination of the Term, deliver to the Landlord a certificate of a Person acceptable to the Landlord acting reasonably confirming that the heating, ventilation and air-conditioning equipment serving the Premises have been inspected and certifying that they are in good operating condition, subject to reasonable wear and tear and [illegible] thereof with regard to or arising from any work or services performed or goods or materials furnished to or for or on behalf of or for the benefit of the Tenant, or which are in any way attributable to the Tenant. Should it fail to do so, the Landlord may pay such amounts and take such actions as it deems appropriate in order to cause the radiation and discharge thereof, and all costs and expenses which it incurs, including legal fees, will be due and payable by the Tenant on demand, without prejudice to the Landlord's other rights arising from such failure.

Section 4.4 Work by the Landlord at the Property

The Landlord may from time to time make such changes to the Building or the Property as it desires to make provided that the changes do not materially adversely affect the Tenant's peaceable enjoyment of the Premises or the conduct by the Tenant of its business at the Premises. Such changes may include, without limitation, the construction of additional structures on the Property, changes to the structure of the Building and changes to the common areas and facilities in the Building and on the Property. The Landlord may perform such acts and do such things in connection with the making of any such changes as it determines to be necessary. The Tenant acknowledges that any action taken by the Landlord under this Section will not constitute a change in the form or destination of the Premises, the Building or the Property, and will not constitute a default in the Landlord's covenant for peaceable enjoyment.

Section 4.5 Repair Obligations

4.5.1 The respective responsibilities of the Landlord and the Tenant for repairs to the Premises and the Building are as set forth in this Lease, notwithstanding any provision of law to the contrary including without limitation Article 1864 of the *Civil Code of Québec*.

4.5.2 All repairs to the Premises other than those which are to be performed by the Landlord pursuant to an express provision of this Lease are the Tenant's responsibility. The Tenant will maintain the Premises, the Improvements and all Tenant Property in first class appearance and

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repair, to a standard consistent with a first class industrial building. The Landlord may supervise repairs and maintenance by the Tenant to the Premises. The Tenant will promptly notify the Landlord of any defect or deficiency in, or damage to, or accident upon, the Premises, the Building or the Property of which it becomes aware, or of which its employees or contractors become aware, and of any repair or maintenance required to be made to the heating, ventilation and air-conditioning systems serving the Premises, but such notice by the Tenant will not impose any obligation upon the Landlord in respect of the occurrence or matter in question save to the extent that the Landlord has obligations in respect thereof under another express provision of this Lease.

4.5.3 The Landlord will operate the Building during the Term as a first-class industrial building, having regard to its size, age, type and location. The Landlord will, in the same manner and to the same extent as would a prudent owner of the Building, keep the Building (other than those portions of the Building which tenants are required to repair) clean and in good repair, order and condition. The Landlord will maintain and repair the structural elements of the Building, exterior glass, electrical entrances, below ground plumbing and sprinkler systems in the Building, including any of these items which are located within the Premises, but will not otherwise have any responsibility for maintenance of or repairs to the Premises or any part thereof. The maintenance and repairing of heating, ventilation, plumbing, mechanical, electrical and air-conditioning systems serving the Premises are the responsibility of the Tenant. The cost of maintaining and repairing the heating, ventilation, plumbing, mechanical, electrical and air-conditioning systems serving the Premises and of repairing exterior glass (except repairs to exterior glass which are required because of the fault of the Landlord), together with an administration fee equal to 15% of such cost, shall be paid for by the Tenant upon receipt of the Landlord's invoice. It will be the Tenant's responsibility to advise the Landlord of any required repairs to or maintenance of the heating, ventilation and air-conditioning systems. The Landlord's obligation under this Section and under Section 6.2 and Section 6.3 to repair any items which suffer any damage as a result of a cause against which the Landlord is insured or in respect of which Landlord is entitled to receive proceeds of insurance subscribed by the Tenant shall be subject to the receipt by the Landlord of insurance proceeds in an amount sufficient to cover the cost of the repair in question. For purposes of this Section, the word "repair" has the meaning ascribed to it in Section 6.3.

ARTICLE 5

TRANSFERS BY TENANT AND LANDLORD

Section 5.1 Transfer by Tenant

5.1.1 The Tenant will not effect or permit a Transfer without the prior written consent of the Landlord, which will not be unreasonably withheld or unduly delayed. In determining whether or not it will consent to a proposed Transfer, the Landlord may consider any factors which, acting reasonably, it considers relevant, which factors may include (without limitation) any of the following: (a) whether the Transfer may have the effect of violating, or placing the Landlord in breach of, any agreements between the Landlord and other tenants or occupants, or prospective tenants or occupants, of the Property, or of any agreements between the Landlord and any of Landlord's Secured Creditors; (b) the business history, financial background and capability of the proposed Transferee (or the physical Persons who control the proposed Transferee); and (c) whether such Transfer is acceptable to the Landlord's Secured Creditors. Without limiting the reasons which may constitute reasonable grounds for withholding its consent, the Landlord will be deemed to have acted reasonably in withholding its consent if the proposed Transferee is an existing tenant of the Property or of another building owned by the Landlord or any of its affiliates within the Industrial Park.

5.1.2 The Tenant will deliver to the Landlord all such information with regard to the Transfer (including copies of all documents relating to the Transfer) and the business history, financial background and capability of the proposed Transferee and the physical Persons who control the proposed Transferee as the Landlord or any of Landlord's Secured Creditors may request. The Landlord will make a determination as to whether it will grant or withhold its consent to the proposed Transfer within 30 days from receipt of the information which the Tenant is required to provide under this Section and if it withholds its consent will inform the Tenant of its reasons for doing so.

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5.1.3 The Landlord may, within the delay of 30 days referred to in the preceding Section, elect to terminate the Lease with effect on the proposed date of the Transfer. If the Landlord exercises this right, the Term will expire at the date thus determined as fully and finally as though such date were the original expiry date of this Lease. The provisions of this Section do not restrict the Landlord's right to withhold its consent to a Transfer pursuant to the other Sections of this Article.

5.1.4 No Transfer will release the Tenant from any of its obligations under this Lease. After a Transfer, the Tenant will continue to be bound solidarily with each Transferee (including any subsequent Transferees), without the benefits of division, discussion or subrogation. If this Lease is repudiated, disclaimed or terminated in connection with or as a result of the bankruptcy or insolvency of the original Tenant or any Transferee, the original Tenant and any Transferees, other than the bankrupt or insolvent Person, upon notice from the Landlord given within 60 days of such repudiation, disclaimer or termination, will enter into a lease with the Landlord for a term expiring on the date this Lease would have expired but for the repudiation, disclaimer or termination, upon the terms and conditions which would have applied during the remainder of the Term had this Lease not been repudiated, disclaimed or terminated.

5.1.5 The Landlord will be entitled to be reimbursed for all reasonable expenses it incurs resulting from the proposed Transfer. The Landlord will advise the Tenant of the amount of such expenses at the time it notifies the Tenant as to whether or not it is granting its consent, and the fee will be due and payable on the day which is 15 days following the delivery of the Landlord's notice. If the Landlord consents, the consent will not be effective until such time as the amount payable to the Landlord under this Section has been paid. The Landlord may in addition require, as a condition of granting its consent to a proposed Transfer, that the Transferee execute an agreement with the Landlord, in writing on the Landlord's form, under which, among other things, (i) the Transferee acknowledges and agrees that it is solidarily bound with the original Tenant and any prior Transferees, without the benefits of division, discussion or subrogation, for the performance of all of the obligations of the Tenant as stated in this Lease and (ii) the Transferee grants to the Landlord, as security for the payment of the Rent and performance of all of the Tenant's obligations under this Lease, a security deposit for an amount which is acceptable to the Landlord acting reasonably. If the proposed Transfer is a sublease, the Landlord may require that all amounts payable by the sub-lessee be paid directly to the Landlord on account of the Rent.

5.1.6 Any consent by the Landlord to a Transfer will be effective only if the Transfer is effected within 120 days following the date upon which such consent is given.

5.1.7 The Tenant will not advertise that the whole or any part of the Premises is available for a Transfer unless the text and format are approved in writing by the Landlord. Any advertisement will not in any event contain any reference to the rental rate for the Premises. The Tenant will not in any event place any signs in or upon the Premises advertising the availability of the Premises or any part of the Premises for a Transfer.

Section 5.2 Transfer by Landlord; Subordination and Attornment

The Landlord, at any time and from time to time, may sell, lease or otherwise dispose of the whole or any part of the Property or any interest therein and, at any time and from time to time, may grant any Security. The Landlord shall require, by stipulation to such effect in the appropriate deed, that the acquiring party (other than Landlord's Secured Creditors) assume, and, so long as it holds its interest, perform the obligations of the Landlord under this Lease, and the then Landlord will thereupon be released from all of its obligations under this Lease. This Lease and all rights of the Tenant under this Lease are subject and subordinate to all Security existing at the date of execution of this Lease or at any future time. The Tenant agrees to execute, at the request of the Landlord, such form of deed confirming such subordination as any of Landlord's Secured Creditors may require. The Tenant will, if so requested, attorn to any of Landlord's Secured Creditors when such Secured Creditor takes possession of the property which is the object of its Security, and to any acquirer of the Property, and will recognise such Secured Creditor or acquirer as the Landlord under this Lease.

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LANDLORD	TENANT
[signature]	[signature]

ARTICLE 6

DAMAGE AND DESTRUCTION; EXPROPRIATION

Section 6.1 Rent Abatement

In the event of any damage or destruction to the Premises or the Building which renders the Premises unusable in whole or in part, the Rent will abate from the date of the occurrence to the extent and for the period that proceeds of rental insurance in respect of such Rent are received by the Landlord. The Tenant's obligations under this Lease will not be affected by any damage to or destruction of the Premises or the Building except for the abatement provided for in the preceding sentence or in the event that the Landlord or the Tenant elects to terminate this Lease under Section 6.2.

Section 6.2 Major Damage

If 20% or more of the gross leasable area of the Building is destroyed or damaged by any cause so that it is not capable of being used for its intended purposes, or if the Building has been damaged to an extent that it may not be repaired by the Landlord using reasonable diligence within 180 days following delivery of the notice from the Landlord referred to below, the Landlord may, by written notice to the Tenant given within 90 days after the occurrence of such destruction or damage, elect not to repair. In such event, either the Landlord or the Tenant may terminate this Lease by written notice to the other given within 60 days after the Landlord's notice of its intention not to repair. If either the Landlord or the Tenant elects to terminate, this Lease will terminate on the date specified in the notice of termination, which will not be more than 60 days following the date of the notice. If the Lease is terminated by the Landlord or the Tenant under this Section, all proceeds of insurance in respect of Improvements will belong to the Landlord, and the Tenant will cooperate with the Landlord in order to ensure receipt of such proceeds by the Landlord. This Section will apply whether or not the Premises are affected by the damage or destruction.

Section 6.3 Repair

The Landlord may repair any damage or destruction in accordance with plans and specifications other than those used in the original construction of the Building provided that the standards of the Building are not adversely affected. The repairs to be performed by the Landlord will include repairs to the Improvements, but the Landlord shall not be required to repair any Tenant Property. For purposes of this ARTICLE 6, the term "repair" will include to rebuild, restore or replace.

Section 6.4 Expropriation

The Landlord and the Tenant will cooperate with each other if there is an expropriation of all or part of the Property so that each may receive the maximum award to which it is entitled at law. If a part of the Property other than the Premises is expropriated, the full proceeds that are paid or awarded attributable to the value of such part of the Property will belong to the Landlord, and the Tenant will assign to the Landlord any rights that it may have or acquire in respect of the proceeds or award and will execute such documents as the Landlord reasonably requires in order to give effect to this intent. The Landlord will have the right to terminate this Lease, with effect on the date of expropriation, if any proposed expropriation would, in the Landlord's opinion, materially adversely affect the continued operation of the Property in any manner. Neither the Tenant nor the Landlord will have any claim or right of action of any nature against the other as a result of or arising from the expropriation of all or any part of the Property, whether or not this Lease is terminated.

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LANDLORD	TENANT
[initials]	[initials]

ARTICLE 7

CERTAIN RIGHTS AND OBLIGATIONS OF LANDLORD AND TENANT

Section 7.1 Quiet Enjoyment

The Landlord agrees to provide quiet enjoyment to the Tenant and to perform and observe all of its obligations under this Lease, subject at all times to timely performance by the Tenant of its obligations hereunder.

Section 7.2 Tenant to Heat the Premises

The Tenant shall at all times heat the Premises in a manner sufficient so as to ensure that the Premises and the Building are not damaged in any manner due to cold or other climatic conditions.

Section 7.3 Maintenance of Common Areas and Facilities

The Landlord shall maintain the Common Areas and Facilities of the Property, including driveways, walkways, parking areas, curbs, lawns and grounds, in good condition; provided that the Tenant acknowledges that the Landlord's obligations in respect of the removal of snow and ice shall be limited to retaining a contractor to provide for such removal and using reasonable diligence to ensure that the contractor performs its obligations in respect of such removal.

Section 7.4 Landlord's Right of Entry

The Landlord and Persons it authorizes from time to time to do so will be entitled to enter the Premises on reasonable prior notice (except that no notice will be required in cases of emergency) for the purpose of inspecting the Premises and in particular the heating, ventilation and air-conditioning systems serving the Premises, carrying out any work or making any repair or performing any other work required or permitted to be made by the Landlord, making any repair or performing any other work which the Tenant fails to make when required, obtaining information for plans, showing the Premises to any prospective tenant of the Property or any prospective purchaser or to any Person to whom the Landlord proposes to grant Security, and for any other purpose permitted or contemplated by this Lease. When entering the Premises or doing any work in the Premises, the Landlord will minimize interference with the conduct of Tenant's business.

Section 7.5 Right of Landlord to Perform Tenant's Covenants on Default

The Landlord may take such action as it deems appropriate in order to remedy any failure by the Tenant to perform any of its obligations under this Lease (including without limitation any obligations referred in ARTICLE 9) which is not cured within 10 days after notice (except that no notice will be required in the case of any emergency) by the Landlord requiring that the failure be remedied. The exercise by Landlord of its rights under this Section will not prejudice or limit any other right or remedy it may have, including its rights and remedies under Section 10.1. The cost to the Landlord of remedying the Tenant's default, plus an administration fee equal to 15% of the cost in question and interest on such amounts at the rate stated in Section 3.8 from the date the cost is incurred by the Landlord, will be payable by the Tenant on demand. The Landlord will not be liable to the Tenant for any loss, injury or damage caused by acts of the Landlord or any persons for whom the Landlord is responsible at law exercising rights under this Section.

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LANDLORD	TENANT
[illegible]	[illegible]

Section 7.6 Relocation

The Landlord may, at any time (including prior to the Commencement Date), on ***90*** days' prior written notice, change the location of the Premises to another location in the Building, provided that ***the new premises have similar exterior offices windows and that*** the area of the new premises is approximately the same as that of the original Premises. The Basic Rent, Tenant's Share of Operating Expenses and Tenant's Share of Taxes for the new Premises shall be adjusted according to the new rentable area of the new premises. The Landlord will pay all direct costs of preparing the ***new Premises with the same standard of finishing in the Premises*** for occupancy by the Tenant and of relocating the Tenant and all Tenant property to the new Premises, ***including the cost of stationary (up to a maximum period of one (1) month), wiring, cabling and alarm set up.*** The Landlord will not be liable for any other or any consequential costs, damages or losses of the Tenant.

Section 7.7 Determinations

Any allocation, attribution, measurement or other similar determination to be made pursuant to this Lease, such as, without limitation, a determination of compliance by the Tenant with its obligations in respect of repairs as set forth in Section 4.5, a determination of the extent of damage to the Building for purposes of ARTICLE 6, or a determination of whether the insurance subscribed by the Tenant under Section 8.2 constitutes full replacement cost insurance, will be made by the Landlord, acting reasonably and applying criteria relevant to the determination being made. The Landlord may retain engineering, architectural, accounting, legal or other professional consultants to assist and advise in making the determination and a decision of such professional will be final and binding on all parties.

Section 7.8 Compliance with Law and Insurance Requirements

The Tenant will comply with all laws, by-laws, governmental orders, directives or codes of any governmental authority having jurisdiction to the extent that they are applicable to the Premises or the Tenant's use or occupancy of the Premises, including Improvements proposed by the Tenant and the making of such Improvements, and all Tenant Property therein, or to the Tenant's obligations under this Lease. The Tenant will also comply with all directives, rules and regulations of any insurer by which the Landlord or the Tenant is insured. The Tenant confirms that it has verified that its proposed use of the Premises complies with applicable zoning and other by-laws and restrictions of all authorities having jurisdiction.

Section 7.9 Overholding

There will be no tacit renewal of this Lease. If the Tenant remains in possession of the Premises after the expiry of the Term without having executed and delivered a new lease or an agreement extending the Term, the Landlord may, at its option and without prejudice to its other rights, treat the Tenant as a tenant from month to month at a monthly Basic Rent equal to twice the monthly amount of Basic Rent payable in respect of the last month of the Term for which Basic Rent is payable, and otherwise upon the same terms as are set forth in this Lease so far as applicable to a monthly tenancy.

Section 7.10 Rules and Regulations

The Tenant will comply with all Rules and Regulations, and amendments thereto, adopted from time to time. The Tenant acknowledges that the Rules and Regulations may differentiate between different types of businesses in the Building or the Property and that the Landlord may waive compliance by any tenant with any particular Rules and Regulations. The Landlord will not be responsible to the Tenant for the violation of any Rules and Regulations by any other tenant of the Property provided that the Landlord uses reasonable efforts to apply the Rules and Regulations (subject to the previous sentence) in an even-handed and non-discriminatory manner.

Section 7.11 Certificates of Status

Each party will execute and deliver to the other within 30 days of request, a written statement conforming to this Section. The statement will indicate (i) that this Lease is unmodified and in

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full force and effect (or, if modified, stating the modifications and that the Lease is in full force and effect as modified), (ii) the amount of the Basic Rent, Tenant's Share of Operating Expenses and Tenant's Share of Taxes then being paid under this Lease, (iii) the dates to which the Basic Rent, Tenant's Share of Operating Expenses and Tenant's Share of Taxes and other sums provided in this Lease to be paid by the Tenant have been paid, (iv) the Commencement Date and the duration of the Term and (v) whether there is any existing default of which the party delivering the statement has notice. The party delivering the statement shall be bound by its contents and the Person to whom the statement is delivered shall be entitled to rely on the statement as being conclusive as to the matters dealt with therein.

Section 7.12 Tenant's Signage

The Tenant may install one sign on the exterior of the Building provided that the Tenant has obtained any permit or authorization required by any competent authority and provided that the location, style, colour, size and content of the sign shall be subject to the prior written consent of the Landlord, not to be unreasonably withheld, and the sign shall conform to Landlord's ***reasonable*** sign policy. Any sign installed by the Tenant within the Premises which may be seen from the exterior of the Building shall be subject to the rules of the preceding sentence. The installation of the Tenant's sign will be subject to Section 4.1.1 as though such sign were an Improvement (but not a Permitted Improvement). The Tenant's sign shall be deemed to be Tenant Property for purposes of Section 4.2.2. The Tenant will be responsible for the installation, repair and maintenance of its signs. Any cost related thereto shall be borne by the Tenant.

Section 7.13 Solidary Liability

If there is at any time more than one Tenant or more than one Person constituting the Tenant, they will be solidarily liable for all obligations of the Tenant, without the benefits of division, discussion or subrogation. If the Tenant is or becomes a partnership, each Person who is or will become a member of such partnership or its successors will be and continue to be solidarily liable for the performance of all covenants of the Tenant pursuant to this Lease, whether or not such Person ceases to be a member of such partnership or its successor, without the benefits of division, discussion or subrogation.

Section 7.14 Use of Outside Areas

The Tenant shall not use any part of the Property outside of the Premises for any purpose other than as may be designated by the Landlord. In particular (i) the designated parking areas will not be used by the Tenant for any purpose other than the parking of automobiles, (ii) vehicles will not be parked in any areas other than that designated parking areas, except for temporary parking of reasonable duration of delivery vehicles in the shipping and receiving areas designated by the Landlord, and (iii) shipping and receiving areas will not be used by the Tenant for any purpose other than shipping and receiving goods to and from the Premises. No outside storage is permitted.

Section 7.15 Certificate of occupancy

The Tenant undertakes to obtain, at its cost, from the relevant authority its certificate of occupancy (the "Certificate") within thirty (30) days following the Commencement Date. The default by the Tenant to obtain the Certificate within said delay is deemed a default under the Lease and the Tenant shall reimburse the Landlord for any penalty the Landlord may incur as a result of such default, without limitation of Landlord's other recourses. The Tenant undertakes to obtain any modification to the Certificate to reflect any expansion, substitution or modification to its activities. In no event the Tenant incapacity to obtain the certificate of occupancy may justify the termination of the Lease.

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LANDLORD	TENANT
[signature]	[signature]

ARTICLE 8

INSURANCE

Section 8.1 Landlord's Insurance

The Landlord will take out and maintain with respect to the Building:

(a) commercial general liability insurance against personal and bodily injury, including death, and property damage;

(b) insurance with coverage against the perils of fire and standard extended coverage endorsement perils, against water damage however caused and against loss by such other insurable hazards as a prudent owner would insure;

(c) boiler and machinery insurance; and

(d) loss of rental income insurance, including loss of all rentals receivable from tenants of rentable premises in the Building, including basic rental, additional rent and all other amounts payable thereunder.

The Landlord, acting reasonably, will determine all policy terms including deductibles and may take out and maintain other insurance as it considers advisable, but the Landlord will not be required to take out or maintain any insurance with respect to any loss, injury or damage required to be insured against by the Tenant or with respect to Improvements or Tenant Property. All proceeds of the Landlord's insurance will belong to the Landlord. The Tenant acknowledges that it is not relieved of any liability in respect of acts or omissions for which it would otherwise be responsible pursuant to this Lease or in law as a result of its contribution to the cost of the Landlord's insurance. The Tenant furthermore acknowledges that no insurable interest is conferred upon the Tenant under any insurance policies carried by the Landlord.

Section 8.2 Tenant's Insurance

The Tenant will take out and maintain:

(a) comprehensive general public liability insurance against personal and bodily injury, including death, and property damage, with respect to the Tenant's business and the Premises and the use and occupancy thereof, on an occurrence basis to such limits as the Landlord requires from time to time, but not less than $3,000,000.00 for any one occurrence;

(b) insurance with coverage against the perils of fire and standard extended coverage endorsement perils, against water damage however caused and against loss by such other insurable hazards as prudent tenants would insure covering the Premises (including all Improvements) and all Tenant Property for not less than 100% of the full replacement cost thereof and for such amount as is sufficient to ensure that the Tenant is not a co-insurer, and insuring any other property owned by the Tenant or for which it is legally liable and which is located within the Property;

(c) business interruption insurance including loss of profits providing coverage for a period of not less than 12 months; and

(d) such other forms of insurance, including boiler and machinery insurance, as the Tenant or the Landlord or any of Landlord's Secured Creditors requires from time to time, for insurance risks against which a prudent tenant would insure.

Insurance to be effected by the Tenant will (i) be in amounts and upon terms which the Landlord will from time to time determine to be sufficient; (ii) provide that the Landlord is to be immediately notified in writing by the insurer of any threatened cancellation or material modification and that the cancellation or modification will not take effect until at least 30 days after delivery of the notice to the Landlord; (iii) contain a waiver of subrogation in favour of the Landlord, its agents and employees and those Persons for whom the Landlord is in law responsible; (iv) name the Landlord as loss payee in respect of all insurance subscribed pursuant

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LANDLORD	TENANT

to paragraph (b) with regard to Improvements; (v) be primary and not contributing with any insurance subscribed by the Landlord; (vi) with regard to all other insurance, name the Landlord as an additional insured and contain cross-liability and severability of interest provisions, as applicable and, for certainty, in the case of insurance referred to in paragraph (a), will protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; (vii) be subject only to such deductibles and exclusions as the Landlord may approve; and (viii) in the case of any insurance, contain, where applicable, waivers of subrogation in favour of the Landlord and Persons designated by the Landlord. The Tenant will provide the Landlord with evidence acceptable to the Landlord to establish the Tenant's insurance coverage in effect from time to time. If the Tenant fails to insure or to provide evidence thereof, or if the Landlord receives notice of any cancellation of the Tenant's insurance or of a material modification thereof which is not acceptable to the Landlord, the Landlord may, upon 24 hours written notice to the Tenant, effect such insurance on terms acceptable to the Landlord and the Tenant will on demand reimburse the Landlord for the amount of any premiums paid plus an administration fee equal to 15% of the amount of such premiums.

Section 8.3 Release of Landlord

Except in the case of gross negligence, the Landlord will not be responsible for any injury or loss of any nature that may be suffered or sustained by Tenant or any of its agents, employees or customers or any other Person who may be in or upon the Property or for any loss or damage to any property belonging to any Persons. Without limiting the generality of the foregoing, the Landlord shall not be liable for any loss or damages caused by any matter related to the condition of the Property, the condition, breakdown or failure of the mechanical, plumbing, electrical or heating, ventilation and air-conditioning systems, or any other systems, serving the Property, or for any loss or damages caused by any other cause or circumstance whatsoever including any act or circumstance related to any other Person, including any other tenant of the Property, which diminishes or disturbs the Tenant's enjoyment of the Premises. The Tenant will indemnify and save harmless the Landlord, its officers, agents, employees, contractors and Persons for whom the Landlord is in law responsible, from all losses and claims in connection with loss of life, personal injury, damage to property or any other loss or injury arising out of or in connection with this Lease, the Property or any occurrence in or at the Property, which arises in whole or in part from any act or omission of the Tenant, its officers, agents, employees, contractors or any other Person for whom the Tenant is in law responsible.

Section 8.4 Increase in Insurance Premiums

The Tenant will not do anything or refrain from doing anything, nor permit anything to be done, in the Premises or at any other place in the Property, which would impair or invalidate any insurance on the Premises, the Property or any part thereof maintained by the Landlord or any other tenant or occupant of the Property, or which would result in the premium for any such policy being increased. If the Tenant is responsible for any such impairment, invalidation or increase, it will promptly after the receipt of notice from the Landlord take such steps as are necessary to remedy the situation and will pay the full amount of any such increase. In the event of the cancellation or a threatened cancellation of any such policy, the Landlord will have the right to immediately enter upon the Premises and take reasonable steps to remedy the situation and the costs which it incurs in so doing, together with an administration fee equal to 15% of such costs, will be due and payable by the Tenant on demand.

ARTICLE 9

ENVIRONMENTAL MATTERS

Section 9.1 Environmental Compliance

Tenant shall ensure that all activities at the Premises or elsewhere at the Property, including Tenant's business at the Premises, are in strict compliance with all Environmental Laws. Without limiting the generality of the foregoing, Tenant shall not, and shall not permit any other Person to, do anything related to Hazardous Substances at or from the Premises or the Property except in full compliance with all applicable Environmental Laws.

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Section 9.2 Disclosure and Remediation

Immediately following obtaining knowledge of the presence of or any discharge, disposal, dumping, dispersion or release of any Hazardous Substances (in this ARTICLE 9, a "Pollution Hazard") at or about the Premises or the Property, Tenant shall, at its expense, immediately (i) notify Landlord of such Pollution Hazard, (ii) obtain from a reputable environmental consultant reasonably satisfactory to Landlord, and deliver to Landlord, a written proposal for remediation which shall include a detailed estimate of the cost of remedying such Pollution Hazard, and (iii) begin appropriate remedial action and diligently pursue such remedial action to completion.

Section 9.3 Notices from Environmental Authorities

If Landlord or Tenant receives any notice from any authority having jurisdiction of any violation or potential violation of any Environmental Laws arising from or in connection with the business or activities of Tenant, then (i) the recipient of the notice shall immediately deliver a copy of such notice to the other party, and (ii) Tenant shall take all such measures, at its sole expense, in strict compliance with all Environmental Laws, as Landlord shall deem to be necessary or useful for purposes of ending any ongoing violation, preventing any potential violation and remedying any past violation.

Section 9.4 Information Regarding Environmental Matters

The Tenant will provide to the Landlord from time to time, at its request, a list of all Hazardous Substances present at the Premises, as well as such other information related to environmental matters as the Landlord may reasonably request.

ARTICLE 10

DEFAULT

Section 10.1 Default and Remedies

If an Event of Default occurs, then without prejudice to any other rights which it has pursuant to this Lease or at law, the Landlord may, at its option, exercise any one or more of the following rights and remedies:

(a) terminate this Lease by notice to the Tenant, in which event this Lease will terminate immediately upon delivery of the notice;

(b) enter the Premises as the Tenant's mandatory and relet the Premises for whatever term, and on such terms, as the Landlord in its discretion may determine and to receive the rent therefore; make improvements to the Premises to facilitate their reletting, and apply the proceeds of any such reletting first, to the payment of expenses incurred by the Landlord with respect to the reletting or pursuant to paragraph (c); second, to the payment of any indebtedness of the Tenant to the Landlord other than Rent; and third, to the payment of Rent in arrears; with the residue to be held by the Landlord and applied in payment of future Rent as it becomes due. The Tenant will remain liable to the Landlord for any deficiency;

(c) take possession of any property of the Tenant on the Premises (including Tenant Property), store such property at the Tenant's expense or sell or otherwise dispose of such property in such manner as the Landlord may see fit without notice to the Tenant;

(d) recover from the Tenant all damages and expenses incurred by the Landlord as a result of any breach by the Tenant, including legal costs and disbursements incurred by Landlord to terminate this Lease, any costs and expenses (including real estate commissions and professional fees) incurred by the Landlord in reletting the Premises and any deficiency between the amounts which would have been payable by the Tenant for the portion of the Term following such termination and the net amounts actually received by the Landlord during such period of time with respect to the Premises; and/or

(e) recover from the Tenant all arrears of Rent together with the next 6 months instalments of Rent and on account of Tenant's Share of Operating Expenses, Tenant's Share of Taxes, the

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[signature]	[signature]

administration fee referred to in Section 3.4 and the other components of the Rent, as estimated by the Landlord, all of which will immediately become due and payable as accelerated rent.

Section 10.2 Recovery of Tenant Inducements

If this Lease is terminated under paragraph Section 10.1(a), or if this Lease is repudiated, disclaimed or terminated in connection with or as a result of the bankruptcy or insolvency of the Tenant (including any Transferee), without prejudice to the Landlord's rights under Section 5.1.4, the Tenant will pay to the Landlord, at the time of termination, an amount equal to the unamortized portion of any allowance or inducement received by the Tenant in respect of this Lease, with interest on such amount from the Commencement Date to the date such amount is paid to the Landlord at the interest rate stated in Section 3.8. In addition to any other allowance or inducement given by the Landlord, any rent-free periods or periods during which the Rent is reduced as a form of inducement to the Tenant and any commission or fee paid or payable by the Landlord to any broker or agent in connection with this Lease will be considered as an inducement paid to the Tenant. The unamortized portion of the inducement shall be determined based on a straight-line amortization over the Term.

Section 10.3 Allocation of Payments

The Landlord may at its option apply sums received from the Tenant against any amounts due and payable by the Tenant under this Lease in such manner as the Landlord sees fit, notwithstanding any allocation of payment made by the Tenant.

ARTICLE 11

GENERAL PROVISIONS

Section 11.1 Pre-Term Occupancy

Subject to Article 1 of <u>Schedule "C"</u>, if for any reason the Tenant occupies the whole or any part of the Premises prior to the Commencement Date, all terms and conditions of this Lease (including the obligation to pay Rent, other than Basic Rent) will apply to such occupancy.

Section 11.2 Delay

Whenever the Landlord or the Tenant is delayed in the fulfilment of any obligation under this Lease (other than the payment of Rent, the obligations of the parties in respect of insurance and surrender of the Premises on termination) by an unavoidable occurrence (including without limitation, inability to obtain any material, service, utility or labour required to fulfill such obligation) which is beyond the control of the party delayed in performing such obligation, then the time for fulfilment of such obligation will be extended during the period in which such circumstances operate to delay the fulfilment of such obligation, but the Term will not be extended.

Section 11.3 Termination of the Lease

The rights and obligations of the Landlord and the Tenant in respect of occurrences prior to or at the expiry or other termination of the Term will survive such expiry or other termination. In particular and without limitation, the expiry or other termination of this Lease will not prejudice in any manner the Landlord's rights in respect of arrears of Rent and the right of each party to recover damages in respect of default by the other occurring prior to or at the expiry or other termination.

Section 11.4 Waiver

If either the Landlord or the Tenant excuses or condones any default by the other of any obligation under this Lease, no waiver of such obligation will be implied in respect of any continuing or subsequent default.

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[signature]	[signature]

Section 11.5 Notices

Any notice, consent or other instrument which may be or is required to be given under this Lease will be in writing and will be delivered in person or sent by registered mail postage prepaid or by telecopier, addressed:

(a) if to the Landlord:
3400 de Maisonneuve Boulevard West, Suite 1010
Montréal (Québec) H3Z 3B8

Attention: Vice President, Secretary-Treasurer
Telecopy no.: (514) 931-1618

(b) if to the Tenant before the Commencement Date:

6995 Jeanne-Mance
Montréal (Québec) H3M 1W5

Attention: President and Secretary
Telecopy no.: (______) ________ - __________

(c) if to the Tenant after the Commencement Date:

at the Premises

Attention: President and Secretary
Telecopy no.: (______) ________ - __________

Any such notice or other instrument will be deemed to have been given and received on the day upon which personal delivery is made or, if mailed, 2 days following the date of mailing, or, if sent by telecopy, on the date of transmission unless transmission occurs after 5:00 p.m. in the jurisdiction of the recipient or on a day which is not a business day in the jurisdiction of the recipient, in which event the notice will be deemed to have been given and received at 9:00 a.m. on the first following business day in the jurisdiction of the recipient. Either party may change its address referred to in this Section by notice delivered in the manner required by this Section. If postal service is interrupted or substantially delayed, all notices or other instruments will be delivered in person or by telecopy.

Section 11.6 Successors

The rights and liabilities created by this Lease extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant.

Section 11.7 Captions and Section Numbers

The captions, section numbers, article numbers and table of contents appearing in this Lease are inserted only as a matter of convenience and will not affect the substance or interpretation of this Lease.

Section 11.8 Partial Invalidity

If any provision of this Lease is held or rendered illegal or unenforceable, it will be considered separate and severable from this Lease and the remaining provisions of this Lease will remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Lease.

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Section 11.9 Entire Agreement

This Lease contains the entire agreement between the Landlord and the Tenant concerning the Premises and there are no agreements or understandings between them with regard thereto other than as herein set forth. The Landlord and the Tenant acknowledge that neither of them has made nor given any promise, representation, or inducement with respect to the Premises, the Building or the Property other than those expressly set forth in this Lease. All Schedules to this Lease form part of this Lease. Following is a list of the Schedules to this Lease:

Schedule of Principal Lease Terms

Schedule "A"	-	Resolution of the Tenant
Schedule "B"	-	Outline of the Premises
Schedule "C"	-	Special Lease Provisions
Schedule "D"	-	Landlord's Works
Schedule "D-1"	-	Plan of Landlord's Works
Schedule "E"	-	Definitions
Schedule "F"	-	Excluded Expenses
Schedule "G"	-	Description of the Land
Schedule "H"	-	Rules and Regulations

Section 11.10 Governing Law

This Lease will be construed in accordance with and governed by the laws of the Province of Quebec.

Section 11.11 Time of the Essence

Time is of the essence of this Lease.

Section 11.12 Publication of this Lease

This Lease shall not be published at length in any manner whatsoever. The Tenant shall have the right to publish the right conferred to it by the Lease by notice only and without mention of any of its financial terms. Such document shall in all respects be subject to the provisions of the Lease and shall be deemed to incorporate all the provisions of this Lease. The preparation of such document and publication of the same shall be at Tenant's own expense and only after the form and terms of same have been approved by the Landlord. Within thirty (30) days following the expiration of the Term or sooner termination of this Lease, the Tenant shall cause mainlevée of the publication or inscription of the notice and summary to be effected at its expense, failing which the Landlord shall have the right to do so at the Tenant's expense. This obligation shall survive the expiration of the Term or sooner termination of this Lease.

Section 11.13 Waiver by Tenant

The Tenant waives the benefit of Article 1864, Article 1865, Article 1868, Article 1869, Article 1878, Article 1879 and Article 1883 of the *Civil Code of Quebec*, or any successor legislation to the same or similar effect.

Section 11.14 Election of Domicile

The parties each elect domicile in the judicial district in which the Property is situated for all suits and proceedings related to this Lease.

Section 11.15 Freely Negotiated

Each party acknowledges that it has had the opportunity to consult with legal counsel in connection with the negotiation and execution of this Lease. Each of them acknowledges that all provisions of this Lease have been freely and fully discussed and negotiated and that this Lease does not constitute a contract of adhesion.

INITIALS	
LANDLORD	TENANT
[signature]	[signature]

Section 11.16 Language Clause

The parties have required that this Lease and all notices, deeds, documents and other instruments to be given or delivered pursuant hereto be drawn in the English language only. Les parties ont exigé que le présent bail ainsi que tous les avis et autres documents à être donnés ou exécutés en vertu des présentes soient rédigés en langue anglaise seulement.

Section 11.17 Acknowledgment

The parties hereto hereby acknowledge and agree that the obligations of Alexis Nihon Real Estate Investment Trust/Fonds de Placement Immobilier Alexis Nihon (hereinafter, in this paragraph, the "REIT") hereunder are not personally binding upon any trustee thereof, any registered or beneficial holder of units in the REIT (a "Unitholder") or any annuitant under a plan of which a Unitholder acts as trustee or carrier, and resort shall not be had to, nor shall recourse or satisfaction be sought from, any of the foregoing or the private property of any of the foregoing, but the property of the REIT only shall be bound by such obligations. Any obligation of the REIT set out in this agreement shall to the extent necessary to give effect to such obligation be deemed to constitute, subject to the provisions of the previous sentence, an obligation of the trustees of the REIT in their capacity as trustees of the REIT only. Without limiting the generality of the foregoing, each Unitholder or any annuitant under a plan of which a Unitholder acts as trustee or carrier shall be entitled to the benefits of the second sentence of Article 1322 of the *Civil Code of Québec* in respect of the obligations referred to therein.

The Tenant has executed this Lease in the City of__________, Province of __________, the ____ day of __________________, 2006.

ICP GLOBAL TECHNOLOGIES INC.
(TENANT)

Per: ____________________
Sass Peress,
President and Secretary

The Landlord has executed this Lease in the City of Montréal, Province of Québec, the 22nd day of March, 2006.

2631-1746 QUÉBEC INC., acting on behalf of ALEXIS NIHON REAL ESTATE INVESTMENT TRUST
(LANDLORD)

Per: ____________________
Guy Charron,
Executive Vice President and
Chief Operating Officer

Per: ____________________
Anne-Marie Dubois,
Vice President, Leasing

INITIALS	
LANDLORD	TENANT

SCHEDULE "A"

RESOLUTION OF THE TENANT

CERTIFIED EXTRACT FROM A RESOLUTION OF THE BOARD OF DIRECTORS OF ICP GLOBAL TECHNOLOGIES INC. (THE « COMPANY »), DATED THIS _____ DAY OF ________________, 2006.

IT WAS RESOLVED:

THAT the Company leases from 2631-1746 QUÉBEC INC., acting on behalf of ALEXIS NIHON REAL ESTATE INVESTMENT TRUST the premises located at civic number 7075 Place Robert-Joncas, in the City of Montréal (Borough of St-Laurent), province of Québec.

THAT Sass Peress, President and Secretary, duly authorized representative of the Company, is hereby authorized to negotiate on behalf of the Company and to sign all the necessary documents in order to give effect to these presents, including the signature of a lease and all amendment relating thereto, for and on behalf of the Company.

I certify that the foregoing is a true extract of the resolution of the Board of Directors of the Company, adopted on the ________ day of ________________, 2006, which resolution is still in full force and effect and was never amended, abrogated or modified in any manner whatsoever.

____
(signature)
Sass Peress,
President and Secretary

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LANDLORD	TENANT
[initials]	[initials]

SCHEDULE "B"

OUTLINE OF THE PREMISES

7075 Place Robert Joncas



Suite 131
3,878 sq. ft.

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LANDLORD	TENANT
[handwritten initials]	[handwritten initials]

SCHEDULE "C"

SPECIAL LEASE PROVISIONS

1. **Pre-Occupancy**

Provided all the terms and conditions of the Lease have been respected, the Tenant shall have access to the Premises as of February 3, 2006 until the Commencement Date (the "Fixturing Period"), in order to install its wiring and cabling. During the Fixturing Period, the Tenant shall be responsible for the performance of all provisions of the Lease, including the payment of all electricity and gas consumed within the Premises, save and except the payment of the Rent. Notwithstanding the above as of January 25, 2006, the Tenant shall have the right to visit the Premises to take measurements.

2. **Security Deposit**

2.1 The Tenant has remitted to the Landlord the Security Deposit. The parties hereto recognize and agree that the Security Deposit belongs to the Landlord from the moment it is remitted by the Tenant, without the Tenant having the benefit of any accrued interest. The Security Deposit shall be applied to the Rent payable for the month of March 2006. The balance of the Security Deposit shall be held by the Landlord as security for the performance by the Tenant of its obligations under this Lease. If the Tenant fails to pay when due any amount payable by it under this Lease, the Landlord may, at its option and without prejudice to its other rights and remedies arising from such failure, appropriate an equivalent amount of the Security Deposit and apply the amount it appropriates in payment of the amounts due and unpaid by the Tenant. In such case, the Tenant shall, within 5 days of Landlord's request, remit to the Landlord a certified cheque in the same amount as cashed by the Landlord. Furthermore, in all circumstances, should the Lease become resiliated other than by mutual consent, the Security Deposit shall become forthwith forfeited to the Landlord. The Landlord may deliver the Security Deposit to any assignee of its interest in this Lease and upon such delivery shall be released from any further liability with regard to the Security Deposit. The Tenant recognizes and accepts that the Security Deposit shall be kept by the Landlord even if the Lease is assigned or the Premises subleased. Notwithstanding anything which may be contained in this article, the Tenant will not loose its right to the Security Deposit in the event the Landlord delivers it to any assignee.

2.2 Provided the Tenant is not in default of any of its obligation under this Lease, the Landlord shall return the Security Deposit, or any part thereof, to the Tenant within 30 days following the expiration of the Term or any renewal thereof.

3. **Landlord's Works and Allowance**

3.1 The Landlord undertakes to perform initial improvements in the Premises (the "Landlord's Works") described in <u>Schedules "D" and "D-1"</u> of this Lease on or prior to February 17, 2006. The Landlord undertakes to contribute to the Landlord's Works up to a maximum amount of $33,500.00, plus any applicable taxes, representing a total amount of $38,533.38 (the "Contribution"). The Tenant hereby acknowledges that it shall pay to the Landlord any amount in excess of the Contribution, upon completion of the Landlord's Works, within thirty (30) days of receipt of an invoice from the Landlord setting forth the amount, if any, in excess of the Contribution. In the event the final construction costs of the Landlord's Works are less than the Contribution, the Tenant's Rent shall be credited the difference in the amount.

3.2 The Landlord represents that the Landlord's Works will be completed by the date outlined in Article 3.1. However, if there is any delay, the Term shall in no case be delayed or otherwise affected. In such event, the Tenant may not claim any damages and may not exercise any other recourse towards the Landlord.

3.3 There will be no administration fee charged for Landlord's Works (the "Supervision

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LANDLORD	TENANT

Fees"). However, for any leasehold improvements performed by the Tenant during the Term, there shall be a supervision fee of 15% in accordance with Article 4.1 of this Lease.

4. **Parking**

As of the Commencement Date and throughout the Term, Tenant shall be entitled to use three (3) reserved exterior parking stalls situated in front of the Premises, free of cost. The Landlord undertakes to identify said reserved parking stalls as "reserved", at Tenant's cost. The Tenant shall have access to seven (7) other non-reserved exterior parking stalls situated in the common parking lot of the Building, free of cost, on a "first arrived first served basis".

5. **Roof Access**

Subject to Landlord's prior written approval, the Tenant, at no additional cost, shall have the right to access the roof, only during spring and fall seasons, to conduct solar panel tests throughout the Term and any renewals thereof. At the expiry or other termination of the Term, the Tenant shall repair any damage to the roof which may be caused by the conduction of the solar panel tests and will leave the roof in good repair and in a neat and tidy condition.

6. **Brokerage Commission**

The Tenant warrants and represents that no agent, broker or other intermediary has been in any manner involved with the present transaction, save and except AA.\ Realties Ltd., and shall indemnify the Landlord against claims by any person claiming commission or remuneration in connection therewith.

INITIALS	
LANDLORD	TENANT
[signature]	[signature]

SCHEDULE "D"

LANDLORD'S WORKS

1. Remove carpet.
2. Install a new 28 once carpet ***with carpet border selected within Landlord's samples at Tenants choice of color.***
3. ***Modify office area to that of Schedule D-1.***
4. Install a new kitchen, together with a 6 foot counter and a new sink. ***(with cabinets above and below).***
5. Install vinyl tiles in the new kitchen area.
6. Install a new bathroom in the warehouse section.
7. Paint walls in two (2) colors, at Tenant's choice.
8. ***Deliver the Tenant 4 keys to each of the front and back doors of the Premises.***
9. ***Deliver the Premises in a clean and orderly condition (including broom sweep of the warehouse area and all windows washed on both sides).***
10. ***Verify that all electrical, plumbing and mechanical equipment, taking into consideration initial seasonal activation of the HVAC and heating systems, are in good working order.***
11. ***Demolish (and repair as necessary) in order to enlarge the warehouse area as outlined on Schedule D-1 attached hereto.***
12. ***Warranties: Notwithstanding anything which may be contained herein, on the condition that the Tenant operates the following properly the Landlord will provide the following warranties:***
    a. ***For the 1st year of the Term: The climate control systems, on the condition that the Tenant purchases a basic maintenance contract from a certified company choose by the Landlord for the HVAC that serves the office area and gas heaters that service the warehouse area;***
    b. ***For 3 months: All other systems in and servicing the Premises.***

INITIALS	
LANDLORD	TENANT
[initials]	[initials]

SCHEDULE "D-1"

PLAN OF LANDLORD'S WORKS

The Landlord will provide the following electrical outlets (include' in the budget of the Contribution at the Tenants choice of location.

Two (2) electrical duplex plugs in each of the closed offices.
Twelve (12) electrical duplex plugs in the open office space.
Four (4) electrical duplex plugs in the kitchen.
Six (6) electrical duplex plugs in the warehouse.


WAREHOUSE
WAREHOUSE
KITCHEN
SERVER
CONF.
V.S.L. QC
31
NORTH

INITIALS	
LANDLORD	TENANT

SCHEDULE "E"

DEFINITIONS

In this Lease and in the Schedule to this Lease:

"Additional Rent" means all amounts payable by the Tenant pursuant to the Lease other than Basic Rent.

"Area of the Building" means the area indicated as such on the Schedule of Principal Lease Terms;

"Area of the Premises" means (subject to Section 2.2) the area indicated as such on the Schedule of Principal Lease Terms.

"Basic Rent" means the amounts indicated as such on the Schedule of Principal Lease Terms.

"Building" means the building described on the Schedule of Principal Lease Terms.

"Business Taxes" means all taxes (whether imposed on or in respect to the Landlord or the Tenant) from time to time in existence attributable to Tenant Property, any Improvements in the Premises, or to the business, occupancy, use or enjoyment of the Premises and/or the Property by the Tenant but expressly excluding Taxes.

"Change of Control" means, in the case of any Person, any event or occurrence, including, without limitation, any transfer, whether by sale, assignment, bequest or other transmission on death, hypothecation, mortgage, pledge, charge, security interest or otherwise, any pledge of any voting rights or interest and any voting trust or similar arrangement, which results or may result in any change in the effective control of such Person unless such change occurs as a result of trading in the shares of a corporation listed on a recognized stock exchange in Canada or the United States and then only so long as the Landlord receives assurances satisfactory to it that (i) there will be a continuity of management and of the business practices of such corporation notwithstanding such Change of Control, and (ii) the Change of Control will not have any material adverse effect on the Tenant's financial condition.

"Commencement Date" means the commencement date determined pursuant to the Schedule of Principal Lease Terms.

"Common Areas and Facilities" means the areas within the Property which are designated by the Landlord from time to time as common areas and facilities for the common use and benefit of tenants of the Property. The common areas and facilities may be changed, reduced or increased from time to time by the Landlord should it elect to do so.

"Environmental Law" means any law or instrument having the force of law, and any policy or guideline of any governmental authority responsible for the protection of or control of the environment, related directly or indirectly to environmental matters or protection of the environment, adopted or issued by any governmental authority or other Person mandated by any Government to deal with matters related to the environment.

An **"Event of Default"** will occur whenever:

(a) the Tenant is in default under this Lease and;

  (i) fails to remedy such default within 5 days (or such shorter period as may be provided in this Lease) after notice in writing from Landlord; or,

  (ii) if such default, other than in respect of Rent or any other amount payable pursuant to this Lease, cannot be reasonably remedied within 10 days or such shorter period after notice in writing from Landlord, the Tenant fails to commence to remedy such default within such 10 days or shorter period or

INITIALS	
LANDLORD	TENANT
[illegible]	[illegible]

thereafter fails to proceed diligently to remedy such default;

(b) the Tenant becomes bankrupt or insolvent or takes the benefit of any statute of any jurisdiction regarding bankrupt or insolvent persons or makes any proposal, assignment or arrangement with its creditors, or any steps are taken or proceedings commenced by any Person for the dissolution, winding-up or other termination of the existence of the Tenant, or for the liquidation of its respective assets;

(c) a trustee, receiver, receiver/manager or like Person is appointed with respect to the business or assets of the Tenant;

(d) the Tenant makes a sale in bulk of all or a substantial portion of its assets other than in conjunction with a Transfer consented to by Landlord in accordance with Section 5.1;

(e) this Lease or any of the Tenant's assets are taken or seized, before or after judgment, unless such seizure is quashed or vacated within 10 days of the date when effected;

(f) a Transfer occurs other than in compliance with the provisions of this Lease;

(g) any insurance policy covering any part of the Property or any occupant thereof is cancelled or threatened to be cancelled or adversely changed or is not renewed as a result of any use or occupancy of the Premises.

All notice of default shall be sent to the Tenant by registered mail to the attention of the President and Secretary.

"**Excluded Expenses**" has the meaning described thereto on Schedule "[illegible]".

"**Hazardous Substance**" means any substance in whatsoever form which constitutes from time to time, either during or after the Term, a contaminant, a pollutant, a dangerous or hazardous or toxic substance, a liquid or solid or industrial waste, a deleterious substance, or a source of pollution or contamination under any Environmental Law;

"**Improvements**" means all installations, repairs, replacements or improvements to the Premises by or on behalf of the Tenant, and includes, without limitation, all Initial Improvements and all improvements, installations and additions from time to time made, erected or installed in the Premises by or on behalf of the Tenant or any previous occupant of the Premises, including signs and lettering, partitions, doors and hardware however affixed and whether or not moveable, all mechanical, electrical (including light control devices) and utility installations and all carpeting and drapes and other window coverings, but does not include Tenant Property.

"**Land**" means the land described in Schedule "G", as same may be altered, expanded or reduced from time to time.

"**Lease**" means this lease including all schedules to this lease.

"**Occupancy Period**" means the period or periods adopted as the Occupancy Period from time to time by Landlord. The Landlord may adopt different Occupancy Periods for different purposes of this Lease.

"**Operating Expenses**" means all costs and expenses, without duplication and excluding Excluded Expenses, incurred by the Landlord in connection with, or allocated by the Landlord to, the Property, including Tax on Capital or incurred by it in connection with or allocated by it to the operation, management, administration, maintenance, improvement, insuring, cleaning, supervision, replacement, rebuilding or repair thereof, or the performance and discharge by the Landlord of its obligations under this Lease. Any costs and expenses of a capital nature which under good building management practice should be amortized shall be amortized over such period as the Landlord determines, and the Operating Expenses for each Occupancy Period shall include the share of the amortization attributed by the Landlord to such Period together with interest on the unamortized portion thereof at the rate determined by the Landlord from time to time as the rate (or average rate) payable by the Landlord for long-term financing related to the Property.

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LANDLORD	TENANT
[signature]	[signature]

If, in any Occupancy Period, all of the leasable premises in the Property are not leased to tenants, those components of Operating Expenses which fluctuate based upon the level of occupancy of the Property will be increased to the amount, as determined by the Landlord acting reasonably, which would have been incurred in connection therewith if all of the leasable premises in the Property had been leased during such Occupancy Period.

"Person" means any person, firm, partnership or corporation, or any group or combination of persons, firms, partnerships or corporations.

"Permitted Use" means the permitted use indicated on the Schedule of Principal Lease Terms.

"Premises" means the premises described on the Schedule of Principal Lease Terms.

"Prohibited Activities" means any business or activity which may be a nuisance or which may constitute a disturbance of the enjoyment of other tenants or occupants of the Building, or which may cause noise, disturbance or the emission of noxious odours to the discomfort of other tenants of the Building or of neighbouring properties or to use the Premises to operate a call center, telemarketing operation or any activity of a similar nature resulting in high density usage.

"Property" means the Land and the Building, as improved or altered by the Landlord from time to time in its discretion.

"Rent" has the meaning ascribed thereto in Section 3.1.

"Rules and Regulations" means the rules and regulations adopted and promulgated by Landlord from time to time in respect of the Property or any part thereof. The Rules and Regulations existing as at the date of execution of this Lease are those set out in Schedule "H".

"Security" means a mortgage, hypothec, charge, debenture, trust deed, pledge, prior claim or other security instrument which charges the Property or any part thereof (including renewals or extensions thereof).

"Secured Creditor" means the holder of, or secured party under, any Security and includes any trustee under a trust deed, which constitutes Security.

"Security Deposit" means the amount indicated as the security deposit on the Schedule of Principal Lease Terms.

"Tax on Capital" means an amount to be paid by the Tenant to the Landlord, calculated as follows:

(a) an amount equivalent to the Value of the Property multiplied by the applicable tax on capital rate imposed from time to time pursuant to the *Taxation Act (Quebec)*, as amended or replaced from time to time;

plus,

(b) an amount equivalent to the Value of the Property multiplied by the applicable tax on large corporation's rate imposed from time to time pursuant to the *Income Tax Act (Canada)*, as amended or replaced from time to time.

"Taxes" means all taxes, surtaxes, levies, charges, local improvement rates and assessments whatsoever assessed or levied from time to time against or with respect to the Property or any part thereof or Landlord's interest therein by any lawful taxing authority and includes any amounts assessed or charged in substitution for or in lieu of or in addition to any such taxes and specifically includes any of the foregoing assessed or levied pursuant to the *Loi sur la fiscalité municipale*. Capital gains taxes, corporate, income, profit or excess profit taxes do not constitute Taxes to the extent such taxes are not levied in lieu of any of the foregoing. Taxes will in every instance be calculated on the basis of the Property being assessed as fully leased and operational. If the Property is not separately assessed by any taxing authority, Landlord, acting reasonably, will determine the portion of the total Taxes related to the assessment unit or units of which the

INITIALS	
LANDLORD	TENANT
[initials]	[initials]

Property forms a part which is attributable to the Property, and the amount thus determined by the Landlord will be included in the Taxes.

"Tenant's Operating Expense Payment" means, in respect of an Occupancy Period, the aggregate of:

a) the Tenant's Share of the Operating Expenses in respect of such Occupancy Period, plus

b) an administration fee in an amount equal to 5% of the aggregate of (x) the Basic Rent, (y) the amount determined pursuant to clause (a) of this definition and (z) Tenant's tax Payment for such Occupancy Period.

"Tenant Property" means the trade fixtures, computer and telephone associated wiring, cables and similar matters, moveable property, merchandise and personal effects from time to time situated within the Premises, but excluding any of the foregoing which constitute Improvements. For certainty, heating, ventilation and air-conditioning systems and equipment and any plumbing, electrical or other similar systems that are installed at any time in the Premises, whether by the Landlord or the Tenant, shall not constitute Tenant Property.

"Tenant's Share" means the Tenant's Share determined pursuant to the Schedule of Principal Lease Terms;

"Tenant's Tax Payment" means, in respect of an Occupancy Period, the Tenant's Share of the Taxes.

"Term" means the period indicated as such on the Schedule of Principal Lease Terms; provided, however, that if the Commencement Date occurs on a day other than the first day of a month, the Term shall be the period indicated as such on the Schedule of Principal Lease Terms plus the period from the Commencement Date to the first day of the calendar month first following the Commencement Date.

"Transfer" means an assignment of this Lease in whole or in part, a sub-lease of all or any part of the Premises, any transaction whereby the rights of the Tenant under this Lease or to the Premises are transferred to another, any transaction by which any right of management, use, usufruct or occupancy of all or any part of the Premises is conferred upon anyone, any hypothec, mortgage, charge or encumbrance of this Lease or the Premises or any part thereof or other arrangement under which either this Lease or the Premises become security for any indebtedness or other obligations and includes any transaction or occurrence whatsoever (including, but not limited to, expropriation, receivership proceedings, seizure by legal process and transfer by operation of law), which has changed or might change the identity of the Persons having the use or occupancy of any part of the Premises, and the expression "Transfer" includes a Change of Control of the Tenant or of any person who controls the Tenant either directly or indirectly.

"Transferee" means the Person or Persons to whom a Transfer has been or is proposed to be made.

"Value of the Property" means the aggregate book value to the Landlord of the Property (and all fixed assets, equipment and fixtures used in connection therewith) calculated before depreciation and amortization as at the end of each Occupancy Period.

INITIALS	
LANDLORD	TENANT
[signature]	[signature]

SCHEDULE "F"

EXCLUDED EXPENSES

For purposes of this Lease, the expression "Excluded Expenses" means:

(a) the cost of repairs to the structure of the Building, if the repairs are directly attributable to inherent structural defects in the Building existing at the Commencement Date;

(b) any expense incurred by the Landlord for the exclusive benefit of any tenant of the Property, or in connection with the leasing of space in the Property, to any particular tenant, including brokers fees or commission, legal fees and expenses, marketing costs, the cost of remodelling space, any tenant inducements, the cost of lease take-overs, the cost of market studies and any other fees and expenses of a similar nature;

(c) any costs related to the financing or refinancing of the Property;

(d) any reserve for bad debt or other loss of rentals;

(e) any amounts payable by the Landlord on account of financing of the Property, including payments of interest and principal in respect of such financing;

(f) any costs or expenses attributable to any latent defect in the Premises (other than any Improvements installed in the Premises by or on behalf of the Tenant);

(g) the cost of any repairs (within the meaning of Section 6.3) which are covered by insurance, to the extent of the insurance proceeds actually received by the Landlord during the Occupancy Period in which the cost is incurred;

(h) the cost of any work which is paid for by a Person other than the Landlord under a warranty obligation owed to the Landlord by such third party.

Any insurance proceeds received by the Landlord in respect of the cost of repairs referred to in paragraph (g), the cost of which was included in Operating Expenses for a prior Occupancy Period shall be credited to the Operating Expenses for the Occupancy Period in which such proceeds are received.

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LANDLORD	TENANT
AMM	[illegible]

SCHEDULE "G"

DESCRIPTION OF THE LAND

That certain emplacement situated in the City of Montréal, Borough of St-Laurent, Province of Québec, known and designated as lot number 2,794,508 of the Official Cadastre of Québec, Registration division of Montréal.

With the building thereon erected bearing civic number 7075 Place Robert-Joncas, in the said City of Montréal, Borough of St-Laurent, Province of Québec.

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LANDLORD	TENANT

SCHEDULE "H"

RULES AND REGULATIONS

In regard to the use and occupancy of the Premises and Common Areas and Facilities, the Tenant shall:

1. keep the inside glass in doors and windows of the Premises clean;

2. replace promptly, at its expense, any cracked or broken window glass of the Premises with glass of like kind and quality;

3. maintain the Premises, at its expense, in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests;

4. keep any garbage, trash, rubbish or refuse in containers acceptable to the Landlord in a location determined by the Landlord;

5. keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises;

6. light the Tenant's exterior signs (as permitted under this Lease) each night of the year to the extent required by the Landlord until 11:00 P.M. or during such hours as are designated from time to time by the Landlord;

7. not permit undue accumulations of garbage, trash, rubbish and other refuse within or without the Premises;

8. not receive, ship, load or unload articles of any kind including merchandise, supplies, materials, debris, garbage, trash, refuse and other chattels except through service access facilities designated from time to time by the Landlord;

9. not mount or place any antennae or aerials of any nature on the exterior of the Premises;

10. not use the plumbing facilities for any other purpose than those for which they are constructed nor throw foreign substances of any kind therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by the Tenant;

11. not use any part of the Premises for lodging, sleeping or any illegal purpose;

12. not keep or permit to be kept in the Premises any dangerous, toxic or explosive chemicals or materials;

13. not permit or suffer any animal to be brought or kept in or about the Premises or on the Property;

14. in order to facilitate snow removal, not park any vehicle in the parking lot overnight from the first (1st) day of November to the first (1st) day of April. For snow removal purposes, all vehicles left in the parking lot overnight will be removed unless prior written consent has been granted by the Landlord;

15. provide to the Landlord a list of emergency numbers in order that the Landlord may contact the Tenant before and after business hours, seven days per week, in case of emergency;

16. not bring or take out, position, construct, install or move any office safes, business machines or other heavy equipment or furniture, without first obtaining the prior written consent of the Landlord. In giving such consent, the Landlord will have the right, in its sole discretion, to prescribe the way to permit same and the position thereof and the use and design of planks, skids or platforms to distribute the weight thereof. All damage

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LANDLORD	TENANT

done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant;

17. not interfere with or obstruct the heating, air-conditioning or ventilation systems serving the Premises;

18. as often as is necessary to preserve their economic life and to maintain good conditions of cleanliness, arrange to have the rugs within the Premises shampooed;

19. forthwith obtain and pay for any permit, if any apparatus used or installed by the Tenant requires a permit as a condition for its installation or operation, and provide a copy of same to the Landlord;

20. not obstruct the sidewalks, entry passages, elevators and common stairways or use the same for any purpose other than ingress and egress to and from the Premises;

21. not mark, drill into or in any way deface the walls, ceilings, partitions, floors and other parts of the Premises or of the Building;

22. obtain permission and directions from the Landlord if the Tenant desires any electrical or communications wiring to be installed in the Premises. The Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced and, without such directions, no boring or cutting of wire shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord;

23. not be permitted to install signage or lettering on the interior or exterior windows or doors of the Premises unless the Tenant has obtained the prior written consent of the Landlord and has otherwise complied with the provisions of this Lease pertaining to signage.

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LANDLORD	TENANT
[signature]	[signature]